Pursuant to Rule 497(e)
Registration No. 33-8021

Important Notice Regarding Change in Investment Policy

SUNAMERICA EQUITY FUNDS

Tax Managed Equity Fund (the “Fund”)

Supplement dated March 7, 2007 to the Prospectus dated January 29, 2007, as supplemented on February 27, 2007

Effective May 15, 2007, the SunAmerica Tax Managed Equity Fund (the “Fund”), a series of the SunAmerica Equity Funds, will change its name to the “SunAmerica Disciplined Growth Fund.” Accordingly, effective May 15, 2007, all references in the prospectus to “Tax Managed Equity Fund” are hereby deleted and replaced with “SunAmerica Disciplined Growth Fund.” In connection with this change, the requirement that the Fund invest “at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in equity securities” will be eliminated. Effective May 15, 2007, the current investment goal, principal investment strategy and principal investment techniques under the section entitled “Fund Highlights – Tax Managed Equity Fund” on page 3 are hereby deleted and replaced with the following:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
Disciplined Growth Fund	Capital Appreciation	Growth	active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization

The following changes to the prospectus are effective on May 15, 2007:

On page 3, under “Fund Highlights,” the heading “Additional Information about the Tax Managed Equity Fund’s Techniques” and the three paragraphs that follow are deleted and replaced with the following:

“Additional Information about the Disciplined Growth Fund’s Techniques

The Fund will invest in companies that the portfolio manager identifies through extensive quantatitive and fundamental research. In selecting stocks, the portfolio manager focuses on individual stock selection, utilizing quantitative screens that rely on a combination of growth, value and behavorial factors. Examples of the screens used include screens that relate to price ratios (value), earnings information (growth) and certain behaviorial characteristics of the stocks relating to share repurchases, earnings and other factors (behavorial). The portfolio manager may modify or eliminate the specific screens used or the emphasis placed on any particular screen from time to time in his discretion.”

On page 5, under “Fund Highlights,” the heading “Additional Principal Risks specific to the Tax Managed Equity Fund” and the text that follows under this heading is deleted in its entirety.

On page 36, under “More Information about the Funds,” the first three rows of information under the column “Tax Managed Equity Fund” are deleted and replaced with the following:

What is the Fund’s investment goal?	What principal investment strategy does the Fund use to implement its investment goal?	What are the Fund’s principal investment techniques?
Capital appreciation	growth	• active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization

Also on page 36 under “More Information about the Funds,” under the column “Tax Managed Equity Fund,” in the row entitled “What are the Funds’s other significant (non-principal) investments?”, the reference to “Small-cap companies” is deleted, and in the row entitled “What risks may affect the Fund?”, a bullet-point entitled “IPO Risk” is added under “NON-PRINCIPAL RISKS.”

On page 37, under “Glossary – Investment Terminology,” the last sentence of the paragraph under “Active Trading” is deleted in its entirety.

On page 38, under “Glossary – Investment Terminology,” the following paragraph is inserted after the paragraph defining “Special situation”:

“An “IPO” is an initial public offering. The Funds may purchase equity securities in initial public offerings. Securities purchases in IPOs generally have limited operating histories and may involve greater investment risk.”

On page 39, under “Glossary – Risk Terminology,” the following paragraph is inserted after the paragraph entitled “Non-diversification”:

“IPO risk: The Funds may purchase equity securities of companies in initial public offerings (“IPOs”). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.”

On page 39, under “Glossary – Risk Terminology,” under the heading “Tax Managed Strategy,” the text in the paragraph that follows the first sentence is deleted.

SUNAMERICA EQUITY FUNDS

Supplemented dated March 7, 2007 to the

Statement of Additional Information (“SAI”)

dated January 29, 2007, as supplemented on February 27, 2007

Effective immediately, on page B-18 of the SAI, under “Investment Objectives and Policies” the following information is added after the section entitled “Investment in Small, Unseasoned Companies”:

“Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.”